UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 22, 2005
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                        (Date of earliest event reported)


                             Trans World Corporation
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             (Exact name of registrant as specified in its charter)

          Nevada                        0-25244                  13-3738518
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


545 Fifth Avenue, Suite 940, New York, New York                       10017
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(Address of principal executive offices)                            (Zip Code)

                                 (212) 983-3355
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

ITEM 3.02 Unregistered Sales of Equity Securities
          ---------------------------------------

Trans World Corporation completed the private placement of 2,794,188 shares of its common stock, $0.001 par value per share ("Common Stock") to five accredited investors at the then current market price of $1.70 per share. Of the 2,794,188 shares sold, 1,911,835 were purchased on December 22, 2005 by four institutional investors with the remaining sale of 882,353 shares to a fifth institutional investor occurring on December 27, 2005. The placement of the shares was assisted by Carr Securities Corporation ("Carr"), a broker dealer specializing in value investing and servicing solely institutional investors, which acted as a finder in the transaction and who received a finder's fee of 5% of the amounts invested, 10.7% or $25,500 of which will be paid by the delivery of 15,000 shares of Common Stock. TWC also agreed to indemnify Carr from actions that arise out of the services that they rendered, unless such actions are based on the gross negligence or willful misconduct of Carr.

The Company received gross proceeds from the transaction of $4,750,000 and anticipates net proceeds to approximate $4,500,000, which are earmarked for several new projects, specifically: the expansion and improvement of facilities at Route 59, TWC's highest volume casino; the reduction of equipment lease expenses; the acquisition of state-of-the-art gaming technology; the addition of a private, high-stakes gaming room at Route 55, TWC's largest casino; and, the provision of additional working capital for the Company.

As a private placement offering to accredited investors (as such term is defined by Rule 501(a) of Regulation D), the shares issued pursuant to the offering were not registered under the Securities Act of 1933, as amended, or any state securities laws due to exemptions from the Securities Act under Section 4(2) and
Section 18(b)(4)(D), and under Rule 506 of Regulation D. The shares of Common Stock may not be reoffered or resold in the United States unless the re-offer or resale is registered or unless exemptions from the registration requirements of the Securities Act and applicable state laws are available. The Company has agreed to file a registration statement with the Securities and Exchange Commission covering the resale by the investors and the finder of the privately placed Common Stock (a total of 2,809,188 shares) by June 27, 2006.

Please also see the press release issued December 29, 2005, attached hereto as
Exhibit 99.1, which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements of Businesses Acquired.

               Not Applicable.

     (b)  Pro Forma Financial Information.

               Not Applicable.

     (c)  Shell Company Transactions.

               Not Applicable.

     (d)  Exhibits

          Exhibit No. 10    Agreement with Carr Securities Corporation
          Exhibit No. 99.1  Press Release, dated December 29, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TRANS WORLD CORPORATION


                                                 By: /s/ Rami S. Ramadan
                                                     -------------------
December 29, 2005                                    Rami S. Ramadan
                                                     Chief Executive Officer and
                                                     Chief Financial Officer